UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09243

The Gabelli Utility Trust

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

The Gabelli Utility Trust
Semiannual Report — June 30, 2024

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Timothy M. Winter, CFA	Justin Berger, CFA	Simon T. Wong, CFA
Chief Investment Officer	Portfolio Manager	Portfolio Manager	Portfolio Manager
	BA, Rollins College	BA, Yale University	BA, University of California,
	MBA, University of Notre Dame	MBA, Wharton School,	Los Angeles
		University of Pennsylvania	MBA, Columbia Business
School

To Our Shareholders,

For the six months ended June 30, 2024, the net asset value (NAV) total return of The Gabelli Utility Trust (the Fund) was 5.5%, compared with a total return of 9.4% for the Standard & Poor’s (S&P) 500 Utilities Index. The total return for the Fund’s publicly traded shares was 15.5%. The Fund’s NAV per share was $2.79, while the price of the publicly traded shares closed at $5.92 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2024.

Investment Objective (Unaudited)

The Fund’s primary investment objective is long term growth of capital and income. The Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes), under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (collectively, the Utility Industry). A company will be considered to be in the Utility Industry if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated activities or utility related activities.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

In the first quarter of 2024, the Fund returned 3.7% and the S&P Utilities Index returned 4.6% as utilities underperformed the 10.6% return of the S&P 500 Index. Stronger than expected economic data pushed the ten-year U.S. Treasury yield above 4.5% from 3.9% at 2023 year-end. On a positive note, U.S. electric demand has seen an increase from the growing use of power hungry technology (artificial intelligence), data centers, electrification (EV charging, electric heating), reshoring of manufacturing (chip fabrication), and bitcoin mining. To meet expectations, regulated electric utilities need significant investment in power generation (renewables, batteries, and gas), transmission, and distribution, which translates into rate base and earnings per share growth. In non-regulated power markets (Texas, New England, and the Northeast), merchant power companies benefit from selling power at higher market prices. Hyperscalers (Amazon, Meta, and Alphabet) require reliable (24/7/365) clean power, which means renewable and nuclear plant owners can sell at enhanced margins. Transmission and distribution grid investment leads to almost formulaic earnings growth. The dynamics create a long-term favorable environment for electric utilities and power companies. Following underperformance in 2023, utility valuation multiples remain at relative lows (median of ~15.0X), down from over 22X.

For the second quarter of 2024, the S&P Utilities Index (SPU) returned 4.7%, compared to the S&P 500 Index return of 4.3%. The SPU performance was influenced by independent power producers; including Constellation Energy (CEG), Vistra (VST), and NRG Energy (NRG), as well as leading renewable developer NextEra Energy (NEE) and PS Enterprise Group (PEG). The potential for accelerated electric demand growth driven by technological innovation (artificial intelligence, data centers), electrification, and manufacturing onshoring led to a momentum shift into power stocks. Shares of non-regulated power plant owners and developers surged on the AI-data center theme. Electric utilities benefit from demand growth by selling existing power capacity, adding power capacity (including batteries), and upgrading/expanding the transmission and distribution network. Efforts to meet growing demand and achieve decarbonization targets enhance the favorable environment for regulated electric utilities and support median 5%-7% EPS CAGR targets. The ten-year U.S. Treasury yield rose to 4.4% from 3.9% at year-end 2023, and the entire yield curve remains elevated relative to the past two decades.

Some of the Fund’s top performing stocks for the first half of the year were NextEra Energy Inc. (4.8% of total investments as of June 30, 2024), ONEOK (4.1%), Southwest Gas (3.3%), and Constellation Energy (1.5%). Portfolio detractors included AES Corp. (1.5%), XCEL Energy (2.7%), and Hawaiian Electric (0.2%). XCEL Energy and Hawaiian Electric both face wildfire liability risks.

Thank you for your investment in The Gabelli Utility Trust.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2024 (a) (Unaudited)

	Six Months	1 Year	5 Year	10 Year	15 Year	20 Year	Since Inception (7/9/99)
The Gabelli Utility Trust (GUT)
NAV Total Return (b)	5.50%	5.11%	2.81%	4.41%	9.41%	7.70%	7.63%
Investment Total Return (c)	15.49	(2.91)	7.33	8.47	9.45	7.85	8.86
S&P 500 Utilities Index	9.44	7.82	6.11	8.04	10.12	9.36	6.94
Lipper Utility Fund Average	8.50	9.01	5.55	6.00	9.48	8.78	6.46

(a)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of total investments as of June 30, 2024:

The Gabelli Utility Trust

Electric Integrated	43.4%
Natural Gas Utilities	8.0%
Natural Gas Integrated	7.6%
Telecommunications	6.8%
Water	5.3%
U.S. Government Obligations	5.0%
Electric Transmission and Distribution	3.8%
Global Utilities	2.9%
Wireless Communications	2.8%
Services	2.3%
Natural Resources	2.0%
Merchant Energy	1.5%
Diversified Industrial	1.4%
Cable and Satellite	1.4%
Equipment and Supplies	1.3%
Alternative Energy	1.1%
Transportation	1.0%
Machinery	0.9%
Electronics	0.5%
Environmental Services	0.3%
Oil	0.2%
Automotive	0.2%
Communications Equipment	0.1%
Building and Construction	0.1%
Specialty Chemicals	0.1%
Financial Services	0.0%*
Energy and Utilities: Natural Resources	0.0%*
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Utility Trust

Schedule of Investments — June 30, 2024 (Unaudited)

Shares		Cost	Market Value
	Common Stocks — 95.0%
	Energy and Utilities — 80.9%
	Alternative Energy — 1.1%
42,000	Algonquin Power & Utilities Corp., New York	$250,134	$246,120
2,950	Brookfield Renewable Corp., Cl. A	108,382	83,721
3,300	Clearway Energy Inc., Cl. C	79,544	81,477
5,500	Eos Energy Enterprises Inc.†	36,184	6,985
2,622	Landis+Gyr Group AG	156,474	211,873
1,500	Neoen SA	61,898	60,498
45,400	NextEra Energy Partners LP	1,315,368	1,254,856
12,500	Ormat Technologies Inc.	382,193	896,250
600	Orsted AS†	98,525	31,930
300	SolarEdge Technologies Inc.†	47,191	7,578
6,000	Vestas Wind Systems A/S†	124,138	138,931
		2,660,031	3,020,219

	Diversified Industrial — 1.2%
3,120	Alstom SA	76,166	52,459
15,664	AZZ Inc.	613,083	1,210,044
17,000	Bouygues SA	596,821	545,638
300	Chart Industries Inc.†	41,038	43,302
10,000	General Electric Co.	613,133	1,589,700
100	Sulzer AG	2,884	13,824
		1,943,125	3,454,967

	Electric Integrated — 43.4%
23,800	ALLETE Inc.	1,188,375	1,483,930
78,345	Alliant Energy Corp.	2,955,264	3,987,760
17,150	Ameren Corp.	821,759	1,219,537
50,950	American Electric Power Co. Inc.	3,441,584	4,470,353
1,800	Atlantica Sustainable Infrastructure plc	44,595	39,510
64,000	Avangrid Inc.	2,354,494	2,273,920
53,000	Avista Corp.	2,243,144	1,834,330
400	Badger Meter Inc.	41,569	74,540
33,000	Black Hills Corp.	1,715,421	1,794,540
7,500	CenterPoint Energy Inc.	194,516	232,350
80,444	CMS Energy Corp.	3,372,392	4,788,831
46,500	Dominion Energy Inc.	3,295,958	2,278,500
16,800	DTE Energy Co.	1,187,644	1,864,968
71,700	Duke Energy Corp.	6,286,208	7,186,491
63,500	Edison International	3,836,724	4,559,935
7,000	Emera Inc.	269,273	233,581
4,100	Entergy Corp.	278,283	438,700
137,000	Evergy Inc.	7,646,761	7,256,890
124,200	Eversource Energy	8,442,136	7,043,382
100,200	FirstEnergy Corp.	2,976,867	3,834,654
Shares		Cost	Market Value
58,000	Hawaiian Electric Industries Inc.	$1,744,826	$523,160
4,700	IDACORP Inc.	474,888	437,805
57,000	MGE Energy Inc.	3,546,321	4,259,040
190,050	NextEra Energy Inc.	11,740,301	13,457,441
48,000	NiSource Inc.	397,800	1,382,880
73,000	Northwestern Energy Group Inc.	4,017,916	3,655,840
18,000	NRG Energy Inc.	432,819	1,401,480
178,000	OGE Energy Corp.	6,571,936	6,354,600
57,000	Otter Tail Corp.	2,148,998	4,992,630
55,000	PG&E Corp.	559,726	960,300
1,100	Pinnacle West Capital Corp.	91,937	84,018
90,000	PNM Resources Inc.	4,287,175	3,326,400
58,750	Portland General Electric Co.	2,548,340	2,540,350
22,240	PPL Corp.	660,376	614,936
31,673	Public Service Enterprise Group Inc.	1,282,115	2,334,300
1,600	Sempra	119,157	121,696
3,600	The Southern Co.	237,423	279,252
17,000	Unitil Corp.	448,439	880,430
121,670	WEC Energy Group Inc.	9,866,639	9,546,228
140,200	Xcel Energy Inc.	7,575,130	7,488,082
		111,345,229	121,537,570

	Electric Transmission and Distribution — 3.8%
30,000	Consolidated Edison Inc.	1,908,816	2,682,600
20,500	Constellation Energy Corp.	619,340	4,105,535
66,100	Exelon Corp.	1,573,511	2,287,721
110,000	Iberdrola SA	1,231,553	1,427,201
300	The Timken Co.	23,079	24,039
		5,356,299	10,527,096
	Energy and Utilities: Natural Resources — 0.0%
107	Occidental Petroleum Corp.	6,766	6,744

	Environmental Services — 0.3%
800	Fluidra SA	32,048	16,698
100	Tetra Tech Inc.	16,501	20,448
27,712	Veolia Environnement SA	507,925	828,615
		556,474	865,761

	Equipment and Supplies — 1.3%
5,000	Capstone Green Energy Corp.†	18,370	1,050
1,396	Graham Corp.†	27,160	39,311
10,000	MDU Resources Group Inc.	200,502	251,000
53,500	Mueller Industries Inc.	874,426	3,046,290
196	Tidewater Inc.†	13,452	18,661
1,150	Valmont Industries Inc.	236,694	315,618
		1,370,604	3,671,930

See accompanying notes to financial statements.

The Gabelli Utility Trust
Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

Shares		Cost	Market Value
	Common Stocks (Continued)
	Energy and Utilities (Continued)
	Global Utilities — 2.9%
8,000	Chubu Electric Power Co. Inc.	$135,666	$94,524
7,595	EDP - Energias de Portugal SA	27,768	28,461
117,000	Electric Power Development Co. Ltd.	2,549,860	1,825,648
33,000	Endesa SA	942,797	619,711
300,000	Enel SpA	1,862,753	2,086,425
560,000	Hera SpA	1,323,309	1,915,544
15,000	Hokkaido Electric Power Co. Inc.	73,141	111,318
13,000	Hokuriku Electric Power Co.	87,350	82,295
220,000	Huaneng Power International Inc., Cl. H†	83,674	163,119
38,000	Korea Electric Power Corp., ADR†	374,707	269,420
22,000	Kyushu Electric Power Co. Inc.	201,429	226,577
15,000	Shikoku Electric Power Co. Inc.	152,223	128,659
9,000	The Chugoku Electric Power Co. Inc.	93,578	59,099
25,000	The Kansai Electric Power Co. Inc.	330,129	419,852
11,000	Tohoku Electric Power Co. Inc.	95,368	99,239
		8,333,752	8,129,891

	Merchant Energy — 1.5%
240,000	The AES Corp.	3,847,748	4,216,800

	Natural Gas Integrated — 7.6%
8,000	DT Midstream Inc.	201,069	568,240
85,000	Energy Transfer LP	823,934	1,378,700
105,000	Kinder Morgan Inc.	1,601,324	2,086,350
105,182	National Fuel Gas Co.	4,504,891	5,699,813
142,000	ONEOK Inc.	5,895,831	11,580,100
		13,027,049	21,313,203

	Natural Gas Utilities — 8.0%
25,500	Atmos Energy Corp.	2,023,097	2,974,575
100	Cheniere Energy Inc.	15,650	17,483
9,000	Chesapeake Utilities Corp.	753,389	955,800
13,200	Engie SA	379,215	188,511
100,625	National Grid plc	819,305	1,122,668
67,500	National Grid plc, ADR	4,766,274	3,834,000
5,000	Northwest Natural Holding Co.	177,100	180,550
30,300	ONE Gas Inc.	1,298,615	1,934,655
55,000	RGC Resources Inc.	816,196	1,124,750
Shares		Cost	Market Value
132,415	Southwest Gas Holdings Inc.	$8,824,033	$9,319,368
14,850	Spire Inc.	968,172	901,840
600	UGI Corp.	26,633	13,740
		20,867,679	22,567,940

	Natural Resources — 2.0%
450	Antero Resources Corp.†	12,144	14,684
55,642	Cameco Corp.	732,159	2,737,586
30,000	Compania de Minas Buenaventura SAA, ADR	327,255	508,500
18,000	Exxon Mobil Corp.	1,443,530	2,072,160
2,000	Hess Corp.	75,157	295,040
		2,590,245	5,627,970

	Oil — 0.2%
46	Chevron Corp.	7,401	7,195
4,500	Devon Energy Corp.	43,702	213,300
20,000	PrairieSky Royalty Ltd.	337,688	380,103
1,449	Transocean Ltd.†	7,477	7,752
		396,268	608,350

	Services — 2.3%
22,000	ABB Ltd., ADR	460,109	1,225,620
20,880	Dril-Quip Inc.†	477,784	388,368
99,500	Enbridge Inc.	2,767,495	3,541,205
33,705	Halliburton Co.	753,696	1,138,555
807	NOV Inc.	16,156	15,341
1,173	Oceaneering International Inc.†	26,191	27,753
1,263	Schlumberger NV	64,337	59,588
1,085	TechnipFMC plc	22,384	28,373
293	Weatherford International plc†	27,999	35,878
		4,616,151	6,460,681

	Water — 5.3%
26,000	American States Water Co.	1,283,095	1,886,820
22,400	American Water Works Co. Inc.	2,496,124	2,893,184
23,000	Artesian Resources Corp., Cl. A	638,791	808,680
33,200	California Water Service Group	757,390	1,609,868
26,000	Essential Utilities Inc.	513,640	970,580
6,700	Middlesex Water Co.	143,238	350,142
140,000	Severn Trent plc	3,673,440	4,211,981
29,000	SJW Group	1,459,875	1,572,380
9,400	The York Water Co.	155,898	348,646

See accompanying notes to financial statements.

The Gabelli Utility Trust
Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

Shares		Cost	Market Value
	Common Stocks (Continued)
	Energy and Utilities (Continued)
	Water (Continued)
4,100	Zurn Elkay Water Solutions Corp.	$125,381	$120,540
		11,246,872	14,772,821

	Total Energy and Utilities	188,164,292	226,781,943
	Communications — 11.1%
	Cable and Satellite — 1.4%
4,000	Altice USA Inc., Cl. A†	20,435	8,160
2,100	Charter Communications Inc., Cl. A†	470,809	627,816
20,900	Cogeco Inc.	433,364	736,362
30,000	EchoStar Corp., Cl. A†	577,506	534,300
300,000	ITV plc	503,114	305,280
90,000	Liberty Latin America Ltd., Cl. A†	968,328	864,900
5,947	Liberty Latin America Ltd., Cl. C†	42,461	57,210
22,000	Rogers Communications Inc., Cl. B	1,067,048	813,560
		4,083,065	3,947,588

	Communications Equipment — 0.1%
7,500	Furukawa Electric Co. Ltd.	173,929	189,912

	Telecommunications — 6.8%
35,000	AT&T Inc.	800,980	668,850
10,000	BCE Inc., New York	399,500	323,700
5,500	BCE Inc., Toronto	233,698	178,140
100,000	BT Group plc, Cl. A	280,918	177,416
7,500	Cogeco Communications Inc.	282,565	282,830
110,000	Deutsche Telekom AG	1,936,051	2,766,050
60,000	Deutsche Telekom AG, ADR	991,918	1,511,400
21,250	Eurotelesites AG†	98,865	83,293
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	25
83,000	Liberty Global Ltd., Cl. A†	1,661,749	1,446,690
110,000	Liberty Global Ltd., Cl. C†	2,940,656	1,963,500
1,750,000	Nippon Telegraph & Telephone Corp.	813,435	1,651,128
150,000	Orange Belgium SA†	3,773,598	2,399,999
6,000	Orange SA, ADR	71,421	59,940
59,000	Orascom Financial Holding SAE†	9,810	369
10,000	Orascom Investment Holding, GDR†(a)	9,221	140
30,000	Pharol SGPS SA†	8,930	1,420
Shares		Cost	Market Value
8,500	Proximus SA	$151,084	$67,818
2,000	PT Indosat Tbk	1,061	1,307
1,350	Tele2 AB, Cl. B	15,470	13,590
250,000	Telefonica SA, ADR	1,200,752	1,052,500
85,000	Telekom Austria AG	613,918	848,407
25,000	Telephone and Data Systems Inc.	398,671	518,250
30,000	Telesat Corp.†	370,000	273,000
5,500	T-Mobile US Inc.	431,985	968,990
10,000	VEON Ltd., ADR†	242,166	259,400
38,000	Verizon Communications Inc.	1,769,869	1,567,120
		19,508,310	19,085,272

	Wireless Communications — 2.8%
5,000	America Movil SAB de CV, ADR	68,868	85,000
21,422	Anterix Inc.†	793,241	848,097
103,000	Millicom International Cellular SA, SDR†	2,341,063	2,507,218
1,200	Operadora De Sites Mexicanos SAB de CV	1,436	1,083
2,300	SK Telecom Co. Ltd., ADR	55,954	48,139
400	SmarTone Telecommunications Holdings Ltd.	207	186
60,000	Turkcell Iletisim Hizmetleri A/S, ADR	399,014	454,800
32,500	United States Cellular Corp.†	1,208,036	1,814,150
234,000	Vodafone Group plc, ADR	3,880,356	2,075,580
		8,748,175	7,834,253

	Total Communications	32,513,479	31,057,025
	Other — 3.0%
	Automotive — 0.2%
275	Ducommun Inc.†	13,384	15,967
45,000	Iveco Group NV	336,699	504,578
		350,083	520,545

	Building and Construction — 0.1%
2,700	Knife River Corp.†	100,820	189,378

	Diversified Industrial — 0.2%
1,200	Accelleron Industries AG, ADR	17,184	46,752
200	Arcosa Inc.	15,750	16,682
290	ITT Inc.	34,875	37,462
1,971	L.B. Foster Co., Cl. A†	33,128	42,416
500	Matthews International Corp., Cl. A	18,220	12,525

See accompanying notes to financial statements.

The Gabelli Utility Trust
Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

Shares		Cost	Market Value
	Common Stocks (Continued)
	Other (Continued)
	Diversified Industrial (Continued)
13,000	Trinity Industries Inc.	$347,123	$388,960
		466,280	544,797

	Electronics — 0.5%
1,200	Allient Inc.	40,056	30,324
74	Hubbell Inc.	24,240	27,046
2,200	Keysight Technologies Inc.†	218,444	300,850
567	Resideo Technologies Inc.†	9,745	11,090
14,000	Sony Group Corp., ADR	960,385	1,189,300
		1,252,870	1,558,610

	Financial Services — 0.0%
150,000	GAM Holding AG†	101,380	33,391
6,000	Kinnevik AB, Cl. A	45,581	49,759
7,000	Kinnevik AB, Cl. B	150,816	57,425
		297,777	140,575

	Machinery — 0.9%
210,000	CNH Industrial NV	2,449,130	2,127,300
1,310	Flowserve Corp.	54,522	63,011
300	Medmix AG	7,541	4,534
2,965	Mueller Water Products Inc., Cl. A	33,926	53,133
1,250	Xylem Inc.	118,396	169,538
		2,663,515	2,417,516

	Specialty Chemicals — 0.1%
200	Air Products and Chemicals Inc.	50,794	51,610
250	Linde plc	85,807	109,703
		136,601	161,313

	Transportation — 1.0%
21,000	GATX Corp.	971,259	2,779,560

	TOTAL OTHER	6,239,205	8,312,294
	TOTAL COMMON STOCKS	226,916,976	266,151,262
Shares		Cost	Market Value
	Warrants — 0.0%
	Other — 0.0%
	Financial Services — 0.0%
7,500	SDCL EDGE Acquisition Corp., expire 12/31/28†	$2,702	$1,650

Principal Amount
	U.S. Government Obligations — 5.0%
$14,140,000	U.S. Treasury Bills, 5.283% to 5.326%††, 07/25/24 to 11/21/24	13,972,724	13,973,344

TOTAL INVESTMENTS — 100.0%		$240,892,402	280,126,256
Other Assets and Liabilities (Net)			727,775
NOTE PAYABLE			(20,477,094)
PREFERRED SHARES
(1,958,235 preferred shares outstanding)			(48,955,875)
NET ASSETS — COMMON SHARES
(75,791,186 common shares outstanding)			$211,421,062
NET ASSET VALUE PER COMMON SHARE
($211,421,062 ÷ 75,791,186 shares outstanding)			$2.79

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Assets and Liabilities
June 30, 2024 (Unaudited)

Assets:
Investments, at value (cost $240,892,402)	$280,126,256
Cash	14,381
Foreign currency, at value (cost $390)	390
Receivable for investments sold	18,440
Dividends and interest receivable	1,155,365
Deferred offering expense	205,700
Prepaid expenses	8,541
Total Assets	281,529,073
Liabilities:
Distributions payable	21,928
Payable for investments purchased	143,658
Payable for investment advisory fees	233,808
Payable for payroll expenses	73,128
Payable for accounting fees	7,500
Payable for legal and audit fees	60,293
Payable for shareholder communications	41,376
Note payable, maturity 12/31/24 (See Notes 2 and 7)	20,477,094
Other accrued expenses	93,351
Total Liabilities	21,152,136
Cumulative Preferred Shares $0.001 par value:
Series C Preferred Shares (5.375%, $25 liquidation value per share, 2,000,000 shares authorized with 1,958,235 shares issued and outstanding)	48,955,875

Net Assets Attributable to Common Shareholders	$211,421,062
Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$181,438,561
Total distributable earnings	29,982,501
Net Assets	$211,421,062
Net Asset Value per Common Share:
($211,421,062 ÷ 75,791,186 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$2.79

Statement of Operations
For the Six Months Ended June 30, 2024 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $107,307)	$4,869,796
Interest	629,661
Total Investment Income	5,499,457
Expenses:
Investment advisory fees	1,411,924
Interest expense on note	528,565
Shareholder communications expenses	86,884
Payroll expenses	63,498
Legal and audit fees	61,768
Trustees’ fees	58,000
Shareholder services fees	51,307
Accounting fees	22,500
Custodian fees	19,179
Miscellaneous expenses	90,909
Total Expenses	2,394,534
Less:
Expenses paid indirectly by broker (See Note 5)	(2,013)
Custodian fee credits	(182)
Total Credits and Reductions	(2,195)
Net Expenses	2,392,339
Net Investment Income	3,107,118
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(828,926)
Net realized gain on foreign currency transactions	4,686
Net realized loss on investments and foreign currency transactions	(824,240)
Net change in unrealized appreciation/depreciation:
on investments	8,875,379
on foreign currency translations	(2,402)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	8,872,977
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	8,048,737
Net Increase in Net Assets Resulting from Operations	11,155,855
Total Distributions to Preferred Shareholders	(1,307,114)
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$9,848,741

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended
	June 30, 2024	Year Ended
	(Unaudited)	December 31, 2023
Operations:
Net investment income	$3,107,118	$6,695,705
Net realized loss on investments, and foreign currency transactions	(824,240)	(7,078,104)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	8,872,977	(10,773,155)
Net Increase/(Decrease) in Net Assets Resulting from Operations	11,155,855	(11,155,554)
Distributions to Preferred Shareholders from Accumulated Earnings	(1,307,114)*	(3,033,943)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	9,848,741	(14,189,497)

Distributions to Common Shareholders:
Accumulated earnings	(1,357,612)*	(3,858,958)
Return of capital	(21,269,253)*	(40,828,185)

Total Distributions to Common Shareholders	(22,626,865)	(44,687,143)
Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	3,471,629	7,571,314
Net increase in net assets from repurchase of preferred shares	14,339	1,806,203
Offering costs for common shares charged to paid-in capital	(150)	(450)
Net Increase in Net Assets from Fund Share Transactions	3,485,818	9,377,067
Net Decrease in Net Assets Attributable to Common Shareholders	(9,292,306)	(49,499,573)
Net Assets Attributable to Common Shareholders:
Beginning of year	220,713,368	270,212,941
End of period	$211,421,062	$220,713,368

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Cash Flows
For the Six Months Ended June 30, 2024 (Unaudited)

Net increase in net assets attributable to common shareholders resulting from operations	$9,848,741
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(6,546,970)
Proceeds from sales of long term investment securities	7,079,332
Net sales of short term investment securities	18,293,399
Net realized loss on investments	828,926
Net change in unrealized appreciation on investments	(8,875,379)
Net amortization of discount	(629,633)
Decrease in receivable for investments sold	126,352
Increase in dividends and interest receivable	(312,985)
Increase in deferred offering expense	(145,178)
Increase in prepaid expenses	(885)
Decrease in payable for investments purchased	(957)
Decrease in payable for shareholder communications expenses	(66,277)
Decrease in payable for investment advisory fees	(12,099)
Decrease in payable for legal and audit fees	(63,914)
Decrease in payable for payroll expenses	(9,569)
Increase in payable for accounting fees	3,750
Increase in other accrued expenses	54,986
Net cash provided by operating activities	19,571,640
Net decrease in net assets resulting from financing activities:
Issuance of Series A 5.250% Cumulative Preferred Shares	(20,477,094)
Redemption of Series B 0.069% Cumulative Preferred Shares	(50,000)
Redemption of Series C 5.375% Cumulative Preferred Shares	(377,875)
Increase in offering cost charged to paid in capital	(150)
Distributions to common shareholders	(22,644,753)
Repurchase of preferred shares	14,339
Net increase in net assets from common shares issued upon reinvestment of distributions	3,471,629
Net cash used in financing activities	(40,063,904)
Net decrease in cash	(20,492,264)
Cash (including foreign currency):
Beginning of year	33,981
End of period	$(20,458,283)

Supplemental disclosure of cash flow information:
Interest paid on preferred shares	$528,565
Increase in net assets from common shares issued upon reinvestment of distributions	3,471,629

The following table provides a reconciliation of cash and foreign currency reported within the Statement of Assets and Liabilities that sum to the total of the same amount above at June 30, 2024:

Cash	14,381
Foreign currency, at value	390
$14,771

See accompanying notes to financial statements.

The Gabelli Utility Trust
Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months
	Ended June
	30, 2024		Year Ended December 31,
	(Unaudited)		2023		2022	2021	2020		2019
Operating Performance:
Net asset value, beginning of year	$2.94		$3.65		$4.35	$4.11	$5.03		$4.61
Net investment income	0.04		0.09		0.08	0.07	0.09		0.11
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.11		(0.23)		(0.33)	0.69	(0.35)		0.99
Total from investment operations	0.15		(0.14)		(0.25)	0.76	(0.26)		1.10
Distributions to Preferred Shareholders: (a)
Net investment income	(0.02	)*	(0.04)		(0.02)	(0.04)	(0.10)		(0.02)
Net realized gain	—		—		(0.03)	(0.04)	—		(0.08)
Return of capital	—		—		—	—	(0.00	)(b)	—

Total distributions to preferred shareholders	(0.02)		(0.04)		(0.05)	(0.08)	(0.10)		(0.10)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.13		(0.18)		(0.30)	0.68	(0.36)		1.00
Distributions to Common Shareholders:
Net investment income	(0.02	)*	(0.05)		(0.05)	(0.04)	—		(0.09)
Net realized gain	—		—		(0.06)	(0.05)	—		(0.39)
Return of capital	(0.28	)*	(0.55)		(0.49)	(0.51)	(0.60)		(0.12)

Total distributions to common shareholders	(0.30)		(0.60)		(0.60)	(0.60)	(0.60)		(0.60)
Fund Share Transactions:
Increase in net asset value from common share transactions	—		—		0.16	0.13	—		—
Increase in net asset value from common shares issued upon reinvestment of distributions	0.02		0.05		0.05	0.04	0.04		0.02
Increase in net asset value from repurchase of preferred shares	0.00	(b)	0.02		0.00 (b)	—	—		—
Offering costs and adjustments to offering costs for preferred shares charged or credited to paid-in capital	—		—		—	—	—		0.00 (b)
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	(0.00	)(b)	(0.00	)(b)	(0.01)	(0.01)	—		—
Total Fund share transactions	0.02		0.07		0.20	0.16	0.04		0.02
Net Asset Value Attributable to Common Shareholders, End of Period	$2.79		$2.94		$3.65	$4.35	$4.11		$5.03
NAV total return †	5.50%		(3.07)%		(5.94)%	18.13%	(5.37)%		23.21%
Market value, end of period	$5.92		$5.42		$7.51	$8.24	$8.12		$7.77
Investment total return ††	15.49%		(20.64)%		3.31%	13.91%	13.88%		42.99%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$280,854		$290,574		$342,394	$378,630	$327,593		$374,625

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months
	Ended June
	30, 2024		Year Ended December 31,
	(Unaudited)		2023		2022		2021	2020	2019
Net assets attributable to common shares, end of period (in 000’s)	$211,421		$220,713		$270,213		$277,297	$226,261	$273,293
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.84	%(c)	2.78%		1.89%		1.61%	2.16%	2.30%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction (d)(e)	2.19	%(c)	1.93%		1.62%		1.75%	1.84%	1.64	%(f)
Ratio of operating expenses to average net assets attributable to common shares net of fees waived/fee reduction, if any (d)(g)	2.19	%(c)	1.86	%(h)	1.54	%(h)(i)	1.75%	1.62%	1.64	%(f)
Portfolio turnover rate	2%		2%		7%		10%	19%	23%

Notes:
Note Payable
Asset coverage per $1,000 (k)	$4,045		$4,159		—		—	—	—
Amount of Note outstanding (in 000’s)	$20,477		$20,477		—		—	—	—
Cumulative Preferred Shares:
5.625% Series A Preferred(l)
Liquidation value, end of period (in 000’s)	—		—		—		$28,832	$28,832	$28,832
Total shares outstanding (in 000’s)	—		—		—		1,153	1,153	1,153
Liquidation preference per share	—		—		—		$25.00	$25.00	$25.00
Average market value (j)	—		—		—		$26.93	$26.78	$26.19
Asset coverage per share (m)	—		—		—		$93.41	$80.82	$92.43
Auction Market Series B Preferred (n)
Liquidation value, end of period (in 000’s)	—		$50		$22,500		$22,500	$22,500	$22,500
Total shares outstanding (in 000’s)	—		0	(o)	1		1	1	1
Liquidation preference per share	—		$25,000		$25,000		$25,000	$25,000	$25,000
Liquidation value (p)	—		$25,000		$25,000		$25,000	$25,000	$25,000
Asset coverage per share(m)	—		$103,983		$118,589		$93,413	$80,821	$92,425
5.375% Series C Preferred
Liquidation value, end of period (in 000’s)	$48,956		$49,334		$49,681		$50,000	$50,000	$50,000
Total shares outstanding (in 000’s)	1,958		1,973		1,987		2,000	2,000	2,000
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00	$25.00	$25.00
Average market value (j)	$24.04		$23.99		$25.00		$26.02	$25.96	$25.90
Asset coverage per share (m)	$101.12		$103.98		$118.59		$93.41	$80.82	$92.43
Asset Coverage (k)	404%		416%		474%		374%	323%	370%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates and adjustments for the rights offering. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering. Total return for a period of less than one year is not annualized.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.

See accompanying notes to financial statements.

The Gabelli Utility Trust
Financial Highlights (Continued)

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no impact on the expense ratios.
(e)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived for the six months ended June 30, 2024 and the years ended December 31, 2023, 2022, 2021, 2020, and 2019 would have been 1.70%, 1.49%, 1.28%, 1.26%, 1.28%, and 1.19%, respectively.
(f)	In 2019, due to failed auctions relating to previous fiscal years, the Fund reversed accumulated auction agent fees. The 2019 ratio of operating expenses to average net assets attributable to common shares and the ratio of operating expenses to average net assets including the liquidation value of preferred shares, excluding the reversal of auction agent fees, were 1.71% and 1.24%, respectively.
(g)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the six months ended June 30, 2024 and years ended December 31, 2023, 2022, 2020, and 2019 would have been 1.69%, 1.43%, 1.22%, 1.12%, and 1.19%, respectively.
(h)	The Fund received credits from the custodian. For the six months ended June 30, 2024 and the years ended December 31, 2023 and 2022, there was no impact on the expense ratios.
(i)	The ratio of operating expenses excluding interest, dividends and service fees on securities sold short, and offering costs to average net assets attributable to common shares for the year ended December 31, 2022 would have been 1.54%.
(j)	Based on weekly prices.
(k)	Asset coverage is calculated by combining all series of preferred shares and indebtedness.
(l)	The Fund redeemed and retired all its outstanding Series A Preferred Shares on January 31, 2022.
(m)	Asset coverage per share is calculated by combining all series of preferred shares.
(n)	The Fund redeemed and retired all its outstanding Series B Preferred Shares on June 26, 2024.
(o)	Actual number of shares outstanding is two.
(p)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Utility Trust (the Fund) was organized on February 25, 1999 as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on July 9, 1999.

The Fund’s primary objective is long term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the 80% Policy). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2024 is as follows:

		Valuation Inputs
		Level 2 Other	Level 3 Significant
	Level 1	Significant	Unobservable	Total Market Value
	Quoted Prices	Observable Inputs	Inputs (a)	at 06/30/24
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Communications
Telecommunications	$19,085,132	—	$140	$19,085,272
Other Industries (b)	11,971,753	—	—	11,971,753
Energy and Utilities
Equipment and Supplies	3,670,880	$1,050	—	3,671,930
Other Industries (b)	223,110,013	—	—	223,110,013
Other (b)	8,312,294	—	—	8,312,294
Total Common Stocks	266,150,072	1,050	140	266,151,262
Warrants (b)	1,650	—	—	1,650
U.S. Government Obligations	—	13,973,344	—	13,973,344
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$266,151,722	$13,974,394	$140	$280,126,256

(a)	The inputs for this security are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the six months ended June 30, 2024, the Fund did not have material transfers into or out of Level 3. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

The Gabelli Utility Trust
Notes to Financial Statements (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Gabelli Utility Trust
Notes to Financial Statements (Unaudited) (Continued)

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2024, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. At June 30, 2024, the Fund held no investments in equity contract for difference swap agreements.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and

The Gabelli Utility Trust
Notes to Financial Statements (Unaudited) (Continued)

financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. During the six months ended June 30, 2024 there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is

The Gabelli Utility Trust
Notes to Financial Statements (Unaudited) (Continued)

not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At June 30, 2024, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.375% Series C Cumulative Preferred Shares (Series C Preferred), and interest expense on the Note are recorded on a daily basis and are determined as described in Note 7.

The tax character of distributions paid during the year ended December 31, 2023 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income	$3,858,958	$3,033,943
Return of capital	40,828,185	–
Total distributions paid	$44,687,143	$3,033,943

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. The Fund has a long term capital loss carryforward with no expiration of $6,848,448.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2024:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$242,401,482	$55,175,411	$(17,450,637)	$37,724,774

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2024, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2024, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser had agreed to reduce the management fee on the incremental assets attributable to the Series B Preferred if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, did not exceed the stated dividend rates of the Series B Preferred for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the dividend rate of the Series B Preferred for the period. For the six months ended June 30, 2024, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate of the Series C Preferred. Thus, advisory fees with respect to the liquidation value of this Preferred Shares were accrued.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2024, other than short term securities and U.S. Government obligations, aggregated $5,883,755 and $5,916,808,

The Gabelli Utility Trust
Notes to Financial Statements (Unaudited) (Continued)

respectively. Purchases and sales of U.S. Government obligations for the six months ended June 30, 2024, aggregated $47,666,400 and $65,959,799, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2024, the Fund paid $1,580 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2024, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,013.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2024, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2024, the Fund accrued $63,498 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Line of Credit. The Fund participates in an unsecured line of credit, which expires on June 25, 2025 and may be renewed annually, of up to $75,000,000 under which it may borrow up to one-third of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations.

During the six months ended June 30, 2024, there were no borrowings outstanding under the line of credit.

7. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2024 and the year ended December 31, 2023, the Fund did not repurchase any common shares of beneficial interest in the open market.

The Gabelli Utility Trust
Notes to Financial Statements (Unaudited) (Continued)

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2024 (Unaudited)		Year Ended December 31, 2023
	Shares	Amount	Shares	Amount

Net increase in net assets from common shares issued upon reinvestment of distributions	648,976	$3,471,629	1,199,062	$7,571,314

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Additional Information to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Series C Preferred Shares at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on investment income and gains available to common shareholders.

The Fund may redeem at any time, in whole or in part, the Series C Preferred at its liquidation preference of $25. In addition, the Board has authorized the repurchase of the Series C Preferred in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2024 and the year ended December 31, 2023, the Fund repurchased and retired 15,115 and 13,876 shares of the Series C Preferred Shares in the open market at an investment of $363,536 and $313,603 and at average discounts of approximately 3.8% and 9.6%, respectively, from its liquidation preference.

On October 16, 2023, the Fund completed an exchange offer (the Offer) under which owners of the Series B Preferred could exchange their Series B Preferred for newly issued promissory notes (the Notes) at the exchange ratio of $912 per $1,000 of liquidation preference of Series B Preferred validly tendered and not withdrawn pursuant to the Offer, and issued $20,477,094 principal amount of Notes for the 898 Series B Preferred validly tendered and not withdrawn. The Notes bear an annual interest rate of 5.25%, and interest is paid monthly. The aggregate unpaid principal amount of the Notes, all accrued and unpaid interest, and all other amounts payable under the terms of the Notes will be due and payable on December 31, 2024. The carrying value of the Note Payable approximates fair value. The Note Payable is classified as Level 2 in the fair value hierarchy. On June 26, 2024 the Fund redeemed all Series B Auction Rate Cumulative Preferred Shares at the redemption price of $25,000 per share.

On January 31, 2022, the Fund redeemed all Series A Preferred at the Redemption Price of $25.13671875 per share, which consisted of the liquidation preference of $25.00 plus $0.13671875 per share representing accumulated but unpaid dividends and distributions to the redemption date of January 31, 2022.

The Gabelli Utility Trust
Notes to Financial Statements (Unaudited) (Continued)

For Series B Preferred Shares, the dividend rates were typically set by an auction process held every seven days, and were typically expected to vary with short term interest rates. Since February 2008, the number of Series B Preferred Shares subject to bid orders by potential holders had been less than the number of shares of Series B sell orders. Holders that submitted sell orders had not been able to sell any or all of the Series B Preferred Shares for which they submitted sell orders. Therefore the weekly auctions that failed resulted in the dividend rate being the maximum rate.

Since December 31, 2021, the seven day ICE LIBOR rate ceased to be published and was no longer representative. Because the Series B Preferred Shares have no other effective alternative rate setting provision, a last resort fallback of fixing this LIBOR based reference rate at its last published rate applies. The last published seven day ICE LIBOR rate was 0.076%, which resulted in a maximum rate for Series B Preferred Shares of 2.076% for all failed auctions after December 31, 2021. In the absence of successful auctions that established dividend rates based on prevailing short term interest rates, this result could lead to divergent and unexpected economic results for the Fund and holders of the Series B Preferred Shares since the rates payable on the Series B Preferred Shares were no longer likely to be representative of prevailing market rates. On June 26, 2024, the Fund redeemed all outstanding Series B Preferred at the redemption price of $25,000 per share.

The following table summarizes Cumulative Preferred Shares information:

Number of
			Shares			Dividend	Accrued
			Outstanding at		2024 Dividend	Rate at	Dividends at
Series	Issue Date	Authorized	6/30/2024	Net Proceeds	Rate Range	6/30/2024	6/30/2024
C 5.375%	May 31, 2016	2,000,000	1,958,235	$48,142,029	Fixed Rate	5.375%	$21,928

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

On March 10, 2022, the Fund distributed one transferable right for each of the 63,934,698 common shares outstanding on that date. Seven rights were required to purchase one additional common share at the subscription price of $5.50 per share. On April 20, 2022, the Fund issued 9,133,529 common shares receiving net proceeds of $49,849,194, after the deduction of offering expenses of $385,216. The NAV of the Fund increased by $0.16 per share on the day the additional shares were issued due to the additional shares being issued above NAV. The Fund has an effective shelf registration authorizing an additional $300 million of common or preferred shares.

The Gabelli Utility Trust
Notes to Financial Statements (Unaudited) (Continued)

8. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 12, 2024, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 13, 2024 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 13, 2024. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Michael J. Ferrantino, Leslie F. Foley, John D. Gabelli, and Michael J. Melarkey as Trustees of the Fund, with a total of 50,035,304 votes, 49,891,483 votes, 49,942,913 votes, and 49,921,977 votes cast in favor of these Trustees, and a total of 1,518,613 votes, 1,662,434 votes, 1,611,003 votes, and 1,631,940 votes withheld for these Trustees, respectively.

In addition, preferred shareholders, voting as a separate class, re-elected James P. Conn as a Trustee of the Fund, with 1,320,386 votes cast in favor of this Trustee and 82,503 votes withheld for this Trustee.

Mario J. Gabelli, John Birch, Elizabeth C. Bogan, Vincent D. Enright, Frank J. Fahrenkopf, Jr., Robert J. Morrissey, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

THE GABELLI UTILITY TRUST
AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Utility Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI UTILITY TRUST
One Corporate Center
Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer- Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Timothy M. Winter, CFA, joined Gabelli in 2009 and covers the utility industry. He has over 25 years of experience as an equity research analyst covering the industry. Currently, he continues to specialize in the utility industry and also serves as a portfolio manager of Gabelli Funds, LLC. Mr. Winter received his BA in Economics from Rollins College and an MBA degree in Finance from the University of Notre Dame.

Justin Bergner, CFA, is a Vice President at Gabelli and a portfolio manager for Gabelli Funds LLC. Justin rejoined Gabelli in 2013 as a research analyst covering Diversified Industrials, Home Improvement, and Transport companies. He began his investment career at Gabelli in 2005 as a metals and mining analyst, and subsequently spent five years at Axiom International Investors as a senior analyst focused on industrial and healthcare stocks. Prior to business school, Mr. Bergner worked in management consulting at both Bain & Company and Dean & Company. Mr. Bergner graduated cum laude from Yale University with a BA in Economics and Mathematics and received an MBA in Finance and Accounting from the Wharton School at the University of Pennsylvania.

Simon T. Wong, CFA, covers the energy sector. He began his investment career at Gabelli in 1997 as a specialty chemical analyst and subsequently became a generalist at Olstein Capital Management, Lucid Asset Management, and Boyar Asset Management. Simon graduated from the University of California, Los Angeles with a BA in Economics and received an MBA in Finance from Columbia Business School.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGUTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

(b)	Not applicable

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At its meeting on February 12, 2024, the Board of Trustees (Board) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not interested persons of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services.

The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the nature, quality and extent of administrative and shareholder services supervised or provided by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as directors, and other services, and the absence of significant service problems reported to the Board. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

Investment Performance of the Fund and Adviser.

The Independent Board Members considered short term and long term investment performance for the Fund over various periods of time as compared with relevant equity indices and the performance of other closed-end funds included in the Broadridge peer category. The Board noted that the Fund’s total return performance was below the average and median of a select group of peers for the one-year, five-year, and ten-year periods, and above the average and equal to the median of a select group of peers for the three-year period ended December 31, 2023. The Board also noted that the Fund’s common shares consistently trade at a meaningful premium to NAV. The Independent Board Members concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategies being pursued by the Fund and disclosed to investors.

Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s advisory fee rate and expense ratio relative to industry averages for the Fund’s Broadridge peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members considered the Adviser’s fee structure as compared to that of the Adviser’s affiliate, GAMCO Asset Management Inc. (“GAMCO”), for services provided to institutional and high net worth accounts and in connection with sub-advisory arrangements, noting that the service level for GAMCO accounts and sub-advisory relationships is materially different than the services provided by the Adviser to its registered funds and investors in such funds, which is reflected in the difference in fee structure. The Independent Board Members noted that the mix of services under the Advisory Agreement is more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted the level of management and gross advisory fees, other non-management expenses, and total expenses paid by the Fund relative to the average and median for the Fund’s select group of peers. They took note of the fact that the use of leverage impacts comparative expenses to peer funds, not all of which utilize leverage and certain of which are open-end funds. The Independent Board Members were aware that the Adviser has agreed to waive its management fee on the incremental assets attributable to the Fund’s Series B Preferred Shares during a fiscal year if the total return on NAV of the Fund’s common shares, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate for the Series B Preferred Shares for the year and that the comparative total expense ratio and other non-management expense information reflected these waivers, if applicable. The Independent Board Members concluded that the advisory fee is not excessive based upon the qualifications, experience, reputation, and performance of the Adviser and the other factors considered.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs. The Independent Board Members referred to the Board Materials for the pro forma income statements for the Adviser and the Fund for the period ended December 31, 2023. They noted the pro forma estimates of the Adviser’s profitability and costs attributable to the Fund. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund and noted that the Adviser has continued to increase its resources devoted to Fund matters, including portfolio management resources, in response to regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was not excessive.

Extent of Economies of Scale as Fund Grows.

The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale, noting that assets under management for the Fund were below $300 million for the period. The Independent Board Members noted that, although the ability of the Fund to realize economies of scale through growth is more limited than for an open-end fund, economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that fund-level economies of scale may not necessarily result in Adviser-level economies of scale. The Independent Board Members were aware that economies can be shared through an adviser’s investment in its fund advisory business and noted the Adviser’s increase in personnel and resources devoted to the Gabelli/GAMCO fund complex in recent years, which could benefit the Fund.

Whether Fee Levels Reflect Economies of Scale.

The Independent Board Members also considered whether the advisory fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that the Fund’s current fee schedule (without breakpoints) was considered reasonable, particularly in light of the Fund’s performance over time.

Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities, and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that, in each of these areas, the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition, or increased ability to obtain research services, appear to be reasonable and may in some cases benefit the Fund.

Conclusions

In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all-important or all-controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received satisfactory absolute and relative performance over time consistent with the investment strategies being pursued by the Fund at reasonable fees and, therefore, continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment advisory fee. As such, the Independent Board Members considered whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser in a manner consistent with its investment objectives and policies. The Independent Board Members also confirmed that they were satisfied with the information provided by the Adviser, that it included all information the Independent Board Members believed was necessary to evaluate the terms of the Advisory Agreement, and that the Independent Board Members were satisfied that any questions they had were appropriately addressed. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the nature and quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Not applicable

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Not applicable

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Not applicable

(a)(4)	Disclosure of Securities Ownership

Not applicable

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)	Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 01/01/2024 through 01/31/2024	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 75,260,607 Preferred Series C – 1,973,350
Month #2 02/01/2024 through 02/29/2024	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 75,370,047 Preferred Series C – 1,973,350
Month #3 03/01/2024 through 03/31/2024	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 75,480,996 Preferred Series C – 1,973,350
Month #4 04/01/2024 through 04/30/2024	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 75,592,208 Preferred Series C – 1,973,350
Month #5 05/01/2024 through 05/31/2024	Common – N/A Preferred Series C – 115	Common – N/A Preferred Series C – $23.81	Common – N/A Preferred Series C – 115	Common – 75,691,225 Preferred Series C – 1,973,350 - 115 = 1,973,235
Month #6 06/01/2024 through 06/30/2024	Common – N/A Preferred Series C – 15,000	Common – N/A Preferred Series C – $23.95	Common – N/A Preferred Series C – 15,000	Common – 75,791,186 Preferred Series C – 1,973,235 - 15,000 = 1,958,235
Total	Common – N/A Preferred Series C – 15,115	Common – N/A Preferred Series C – $23.91	Common – N/A Preferred Series C – 15,115	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	If at any time during or after the last completed fiscal year the registrant was required to prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1, or there was an outstanding balance as of the end of the last completed fiscal year of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement, the registrant must provide the following information:

(1)	For each restatement:

(i)	The date on which the registrant was required to prepare an accounting restatement; N/A

(ii)	The aggregate dollar amount of erroneously awarded compensation attributable to such accounting restatement, including an analysis of how the amount was calculated; $0

(ii)	If the financial reporting measure defined in 17 CFR 10D-1(d) related to a stock price or total shareholder return metric, the estimates that were used in determining the erroneously awarded compensation attributable to such accounting restatement and an explanation of the methodology used for such estimates; N/A

(iv)	The aggregate dollar amount of erroneously awarded compensation that remains outstanding at the end of the last completed fiscal year; $0 and

(v)	If the aggregate dollar amount of erroneously awarded compensation has not yet been determined, disclose this fact, explain the reason(s) and disclose the information required in (ii) through (iv) in the next annual report that the registrant files on this Form N-CSR; $0

(2)	If recovery would be impracticable pursuant to 17 CFR 10D-1(b)(1)(iv), for each named executive officer and for all other executive officers as a group, disclose the amount of recovery forgone and a brief description of the reason the registrant decided in each case not to pursue recovery; $0 and

(3)	For each named executive officer from whom, as of the end of the last completed fiscal year, erroneously awarded compensation had been outstanding for 180 days or longer since the date the registrant determined the amount the individual owed, disclose the dollar amount of outstanding erroneously awarded compensation due from each such individual. N/A

(b)	If at any time during or after its last completed fiscal year the registrant was required to prepare an accounting restatement, and the registrant concluded that recovery of erroneously awarded compensation was not required pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1, briefly explain why application of the recovery policy resulted in this conclusion. N/A

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(3)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Utility Trust

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 4, 2024

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 4, 2024

* Print the name and title of each signing officer under his or her signature.